Unum Group
Statistical Supplement Third Quarter 2024

 TABLE OF CONTENTS
(in millions of dollars, except share data and where noted)
Interim Results are Unaudited

Page
Financial Highlights	1
Capital Metrics	2
Ratings	3
Consolidated Statements of Income	4
Sales Data by Segment	5
Consolidated Balance Sheets	6
Financial Results by Segment	7
Quarterly Historical Financial Results by Segment	8
Financial Results and Selected Statistics by Segment	9
Unum US	9
Unum International	10
Colonial Life	11
Closed Block	12
Corporate	13
Investments	14
Appendix to Statistical Supplement	15

See "Appendix to Statistical Supplement" on page 15 for a summary of significant items and page 15.3 for a reconciliation of our non-GAAP financial measures.

N.M. = not a meaningful percentage

Unum Group Financial Highlights

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2024	9/30/2023	9/30/2024	9/30/2023	12/31/2023	12/31/2022
Consolidated U.S. GAAP Results¹
Premium Income	$2,628.8	$2,525.9	$7,866.3	$7,494.3	$10,046.0	$9,616.5

Adjusted Operating Revenue	$3,229.9	$3,123.5	$9,675.2	$9,270.8	$12,421.9	$11,999.8
Net Investment Gain (Loss)	(12.9)	(31.0)	(24.5)	(30.0)	(36.0)	(15.7)
Total Revenue	$3,217.0	$3,092.5	$9,650.7	$9,240.8	$12,385.9	$11,984.1

Net Income	$645.7	$202.0	$1,430.4	$953.2	$1,283.8	$1,407.2
Net Income Per Common Share:
Basic	$3.46	$1.03	$7.54	$4.83	$6.53	$7.01
Assuming Dilution	$3.46	$1.02	$7.52	$4.81	$6.50	$6.96

Assets			$64,140.5	$59,954.5	$63,255.2	$61,148.5
Liabilities			$53,189.1	$50,336.4	$53,603.8	$52,413.5
Stockholders' Equity			$10,951.4	$9,618.1	$9,651.4	$8,735.0
Adjusted Stockholders' Equity			$13,078.5	$12,055.7	$12,292.6	$11,459.1

Adjusted Operating Return on Equity
Unum US	25.5%	25.4%	25.7%	23.1%	23.1%	16.4%
Unum International	16.2%	14.0%	15.8%	16.7%	16.5%	20.7%
Colonial Life	19.2%	18.7%	19.6%	18.9%	18.1%	19.9%
Core Operating Segments	22.8%	22.4%	23.1%	21.4%	21.2%	17.7%
Consolidated	12.4%	12.7%	12.8%	13.2%	12.7%	11.8%

Traditional U.S. Life Insurance Companies' Statutory Results[2]
Net Gain from Operations, After Tax	$315.6	$532.7	$1,032.2	$1,122.6	$1,351.5	$965.4
Net Realized Capital Gain (Loss), After Tax	3.7	(4.1)	(0.9)	(4.6)	(21.6)	—

Net Income	$319.3	$528.6	$1,031.3	$1,118.0	$1,329.9	$965.4

Capital and Surplus			$4,425.0	$4,376.6	$3,751.3	$3,816.3

Weighted Average Risk-based Capital Ratio			~ 470%	~ 470%	~ 415%	~ 420%

1 Generally Accepted Accounting Principles
2 Our traditional U.S. life insurance companies are Provident Life and Accident Insurance Company, Unum Life Insurance Company of America, The Paul Revere Life Insurance Company, Colonial Life & Accident Insurance Company, Provident Life and Casualty Insurance Company, First Unum Life Insurance Company, Unum Insurance Company, and Starmount Life Insurance Company.

Unum Group Capital Metrics

	9/30/2024		9/30/2023		12/31/2023		12/31/2022
	(in millions)	per share	(in millions)	per share	(in millions)	per share	(in millions)	per share
Total Stockholders' Equity (Book Value)	$10,951.4	$59.36	$9,618.1	$49.32	$9,651.4	$49.91	$8,735.0	$44.17
Excluding:
Net Unrealized Loss on Securities	(1,491.2)	(8.08)	(3,948.4)	(20.25)	(1,919.1)	(9.92)	(3,028.4)	(15.31)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	(527.0)	(2.86)	1,688.5	8.66	(648.4)	(3.35)	313.9	1.59
Net Loss on Derivatives	(108.9)	(0.59)	(177.7)	(0.91)	(73.7)	(0.39)	(9.6)	(0.05)
Subtotal	13,078.5	70.89	12,055.7	61.82	12,292.6	63.57	11,459.1	57.94
Excluding:
Foreign Currency Translation Adjustment	(259.9)	(1.40)	(382.2)	(1.95)	(321.1)	(1.66)	(390.1)	(1.98)
Subtotal	13,338.4	72.29	12,437.9	63.77	12,613.7	65.23	11,849.2	59.92
Excluding:
Unrecognized Pension and Postretirement Benefit Costs	(342.7)	(1.86)	(330.8)	(1.70)	(345.7)	(1.79)	(334.1)	(1.69)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Loss	$13,681.1	$74.15	$12,768.7	$65.47	$12,959.4	$67.02	$12,183.3	$61.61

Dividends Paid	$219.5	$1.150	$205.8	$1.025	$277.1	$1.390	$255.3	$1.260

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2024	9/30/2023	9/30/2024	9/30/2023	12/31/2023	12/31/2022
Shares Repurchased (millions)	3.7	1.5	9.7	3.9	5.7	5.7
Cost of Shares Repurchased (millions)[1]	$202.0	$74.8	$504.8	$175.4	$252.0	$200.1
Price (UNM closing price on last trading day of period)			$59.44	$49.19	$45.22	$41.03

Leverage Ratio			21.3%	22.5%	22.1%	23.4%

Holding Company Liquidity (millions)			$1,393	$1,182	$1,650	$1,571

1Includes commissions of a de minimis amount for the three and nine months ended September 30, 2024, a de minimis amount and $0.1 million for the three and nine months ended September 30, 2023, respectively, and $0.1 million for the years ended December 31, 2023 and 2022. There was excise tax of $2.0 million and $4.8 million for the three and nine months ended September 30, 2024, respectively, $0.7 million and $1.2 million for the three and nine months ended September 30, 2023, respectively, $1.9 million for the year ended December 31, 2023, and no excise tax for the year ended December 31, 2022.

Unum Group Ratings

	AM Best	Fitch	Moody's	S&P
Outlooks	Stable	Positive	Stable	Stable

Senior Unsecured Debt Ratings	bbb+	BBB	Baa2	BBB

Financial Strength Ratings
Provident Life and Accident Insurance Company	A	A	A2	A
Unum Life Insurance Company of America	A	A	A2	A
First Unum Life Insurance Company	A	A	A2	A
Colonial Life & Accident Insurance Company	A	A	A2	A
The Paul Revere Life Insurance Company	A	A	A2	A
Unum Insurance Company	A	A	A2	NR
Provident Life and Casualty Insurance Company	A	A	NR	NR
Starmount Life Insurance Company	A	NR	NR	NR
Unum Limited	NR	NR	NR	A-

NR = not rated

Unum Group Consolidated Statements of Income

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2024	9/30/2023	9/30/2024	9/30/2023	12/31/2023	12/31/2022
Revenue
Premium Income	$2,628.8	$2,525.9	$7,866.3	$7,494.3	$10,046.0	$9,616.5
Net Investment Income	527.8	526.0	1,586.4	1,565.9	2,096.7	2,122.2
Net Investment Loss	(12.9)	(31.0)	(24.5)	(30.0)	(36.0)	(15.7)
Other Income	73.3	71.6	222.5	210.6	279.2	261.1
Total Revenue	3,217.0	3,092.5	9,650.7	9,240.8	12,385.9	11,984.1

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	1,461.9	1,947.0	5,056.7	5,437.0	7,257.1	6,994.6
Commissions	315.1	289.7	947.8	869.7	1,170.1	1,086.4
Interest and Debt Expense	49.2	48.6	148.6	145.6	194.8	188.5
Cost Related to Early Retirement of Debt	—	—	—	—	—	4.2
Deferral of Acquisition Costs	(163.3)	(153.3)	(495.3)	(467.5)	(632.2)	(556.9)
Amortization of Deferred Acquisition Costs	133.8	129.1	387.9	358.7	481.4	421.1
Other Expenses	605.7	569.7	1,799.2	1,685.9	2,274.6	2,096.2
Total Benefits and Expenses	2,402.4	2,830.8	7,844.9	8,029.4	10,745.8	10,234.1

Income Before Income Tax	814.6	261.7	1,805.8	1,211.4	1,640.1	1,750.0
Income Tax Expense	168.9	59.7	375.4	258.2	356.3	342.8

Net Income	$645.7	$202.0	$1,430.4	$953.2	$1,283.8	$1,407.2

Weighted Average Shares Outstanding
Basic	186.4	196.1	189.7	197.3	196.7	200.6
Assuming Dilution	186.9	197.1	190.2	198.3	197.6	202.1

Actual Number of Shares Outstanding			184.5	195.0	193.4	197.8

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Nine Months Ended			Year Ended
	9/30/2024	9/30/2023	% Change	9/30/2024	9/30/2023	% Change	12/31/2023	12/31/2022
Sales by Product
Group Disability and Group Life and AD&D
Group Long-term Disability	$24.4	$36.6	(33.3)%	$143.8	$156.1	(7.9)%	$292.7	$295.3
Group Short-term Disability	15.9	30.5	(47.9)	94.1	117.1	(19.6)	229.5	184.3
Group Life and AD&D	26.5	25.2	5.2	151.2	152.9	(1.1)	305.4	232.4
Subtotal	66.8	92.3	(27.6)	389.1	426.1	(8.7)	827.6	712.0
Supplemental and Voluntary
Voluntary Benefits	45.6	39.0	16.9	233.0	212.5	9.6	263.2	238.7
Individual Disability	29.4	25.6	14.8	76.1	81.0	(6.0)	108.9	90.8
Dental and Vision	12.5	14.0	(10.7)	43.4	42.5	2.1	84.1	73.8
Subtotal	87.5	78.6	11.3	352.5	336.0	4.9	456.2	403.3
Total Sales	$154.3	$170.9	(9.7)	$741.6	$762.1	(2.7)	$1,283.8	$1,115.3

Sales by Market Sector
Group Disability and Group Life and AD&D
Core Market (< 2,000 employees)	$52.1	$65.8	(20.8)%	$247.1	$255.1	(3.1)%	$521.3	$457.5
Large Case Market	14.7	26.5	(44.5)	142.0	171.0	(17.0)	306.3	254.5
Subtotal	66.8	92.3	(27.6)	389.1	426.1	(8.7)	827.6	712.0
Supplemental and Voluntary	87.5	78.6	11.3	352.5	336.0	4.9	456.2	403.3
Total Sales	$154.3	$170.9	(9.7)	$741.6	$762.1	(2.7)	$1,283.8	$1,115.3

Unum Group Sales Data for Unum International Segment

	Three Months Ended			Nine Months Ended			Year Ended
(in millions of dollars)	9/30/2024	9/30/2023	% Change	9/30/2024	9/30/2023	% Change	12/31/2023	12/31/2022
Sales by Product
Unum UK
Group Long-term Disability	$8.4	$8.9	(5.6)%	$40.3	$39.0	3.3%	$48.3	$43.3
Group Life	17.0	10.5	61.9	53.1	49.8	6.6	61.4	55.5
Supplemental	4.8	3.8	26.3	30.1	24.0	25.4	28.0	17.1
Unum Poland	8.0	7.0	14.3	24.6	23.8	3.4	33.2	17.8
Total Sales	$38.2	$30.2	26.5	$148.1	$136.6	8.4	$170.9	$133.7

Sales by Market Sector
Unum UK
Group Long-term Disability and Group Life
Core Market (< 500 employees)	$10.0	$11.8	(15.3)%	$30.7	$40.3	(23.8)%	$51.2	$42.7
Large Case Market	15.4	7.6	102.6	62.7	48.5	29.3	58.5	56.1
Subtotal	25.4	19.4	30.9	93.4	88.8	5.2	109.7	98.8
Supplemental	4.8	3.8	26.3	30.1	24.0	25.4	28.0	17.1
Unum Poland	8.0	7.0	14.3	24.6	23.8	3.4	33.2	17.8
Total Sales	$38.2	$30.2	26.5	$148.1	$136.6	8.4	$170.9	$133.7

(in millions of pounds)
Unum UK Sales by Product
Group Long-term Disability	£6.4	£7.0	(8.6)%	£31.7	£31.3	1.3%	£38.8	£34.5
Group Life	12.9	8.3	55.4	41.5	40.1	3.5	49.4	45.4
Supplemental	3.8	2.9	31.0	23.8	19.3	23.3	22.6	13.5
Total Sales	£23.1	£18.2	26.9	£97.0	£90.7	6.9	£110.8	£93.4

Unum UK Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 employees)	£7.7	£9.4	(18.1)%	£24.1	£32.5	(25.8)%	£41.2	£34.4
Large Case Market	11.6	5.9	96.6	49.1	38.9	26.2	47.0	45.5
Subtotal	19.3	15.3	26.1	73.2	71.4	2.5	88.2	79.9
Supplemental	3.8	2.9	31.0	23.8	19.3	23.3	22.6	13.5
Total Sales	£23.1	£18.2	26.9	£97.0	£90.7	6.9	£110.8	£93.4

5. 1

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Nine Months Ended			Year Ended
	9/30/2024	9/30/2023	% Change	9/30/2024	9/30/2023	% Change	12/31/2023	12/31/2022
Sales by Product
Accident, Sickness, and Disability	$74.7	$73.1	2.2%	$215.1	$214.5	0.3%	$329.5	$310.6
Life	28.5	29.9	(4.7)	83.1	86.3	(3.7)	132.1	121.5
Cancer and Critical Illness	17.7	18.3	(3.3)	48.6	49.3	(1.4)	78.0	76.0
Total Sales	$120.9	$121.3	(0.3)	$346.8	$350.1	(0.9)	$539.6	$508.1

Sales by Market Sector
Commercial Sector
Core Market (< 1,000 employees)	$69.9	$77.2	(9.5)%	$220.4	$231.6	(4.8)%	$347.4	$332.4
Large Case Market	16.0	10.5	52.4	37.3	32.3	15.5	62.3	58.1
Subtotal	85.9	87.7	(2.1)	257.7	263.9	(2.3)	409.7	390.5
Public Sector	35.0	33.6	4.2	89.1	86.2	3.4	129.9	117.6
Total Sales	$120.9	$121.3	(0.3)	$346.8	$350.1	(0.9)	$539.6	$508.1

5. 2

Unum Group Consolidated Balance Sheets

	September 30	December 31
	2024	2023
Assets

Investments
Fixed Maturity Securities - at fair value	$37,783.5	$36,833.9
Mortgage Loans	2,238.9	2,318.2
Policy Loans	3,625.6	3,620.2
Other Long-term Investments	1,682.8	1,579.4
Short-term Investments	1,990.8	1,610.7
Total Investments	47,321.6	45,962.4

Other Assets
Cash and Bank Deposits	163.4	146.0
Accounts and Premiums Receivable	1,495.7	1,543.7
Reinsurance Recoverable	8,637.6	9,108.4
Accrued Investment Income	786.8	633.9
Deferred Acquisition Costs	2,823.5	2,714.5
Goodwill	352.0	349.9
Property and Equipment	495.2	485.3
Deferred Income Tax	431.9	649.4
Other Assets	1,632.8	1,661.7

Total Assets	$64,140.5	$63,255.2

Unum Group Consolidated Balance Sheets - Continued

	September 30	December 31
	2024	2023
Liabilities and Stockholders' Equity

Liabilities
Future Policy Benefits	$39,444.5	$40,009.4
Policyholders' Account Balances	5,661.3	5,667.7
Unearned Premiums	474.7	380.2
Other Policyholders’ Funds	1,507.7	1,615.7
Income Tax Payable	137.7	190.0
Deferred Income Tax	28.5	27.0
Long-term Debt	3,470.4	3,430.4
Other Liabilities	2,464.3	2,283.4

Total Liabilities	53,189.1	53,603.8

Stockholders’ Equity
Common Stock	19.5	19.4
Additional Paid-in Capital	1,563.3	1,547.8
Accumulated Other Comprehensive Loss	(2,729.7)	(3,308.0)
Retained Earnings	12,642.4	11,431.5
Treasury Stock - at cost	(544.1)	(39.3)

Total Stockholders’ Equity	10,951.4	9,651.4

Total Liabilities and Stockholders’ Equity	$64,140.5	$63,255.2

6. 1

Unum Group Balance Sheets by Segment - September 30, 2024

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum International	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$6,309.6	$2,039.6	$4,775.4	$13,124.6	$3,276.9	$3,326.1	$24,849.4	$2,744.6	$47,321.6
Deferred Acquisition Costs	64.9	53.2	1,144.8	1,262.9	54.4	1,506.2	—	—	2,823.5
Goodwill	8.9	—	271.1	280.0	44.3	27.7	—	—	352.0
Reinsurance Recoverable	33.6	11.8	172.1	217.5	120.7	5.1	8,294.3	—	8,637.6
All Other	235.3	162.8	82.3	480.4	73.1	129.1	2,383.7	1,939.5	5,005.8
Total Assets	$6,652.3	$2,267.4	$6,445.7	$15,365.4	$3,569.4	$4,994.2	$35,527.4	$4,684.1	$64,140.5

Liabilities
Future Policy Benefits	$4,955.7	$854.1	$3,275.0	$9,084.8	$2,355.9	$2,031.9	$25,971.9	$—	$39,444.5
Policyholders' Account Balances	—	—	675.0	675.0	—	862.8	4,123.5	—	5,661.3
Unearned Premiums	2.0	6.7	54.9	63.6	237.9	45.6	127.6	—	474.7
Other Policyholders' Funds	30.3	778.6	25.6	834.5	55.9	6.7	610.6	—	1,507.7
Long-term Debt	—	—	—	—	—	—	—	3,470.4	3,470.4
All Other	38.3	25.4	150.4	214.1	136.5	66.5	498.1	1,715.3	2,630.5
Total Liabilities	5,026.3	1,664.8	4,180.9	10,872.0	2,786.2	3,013.5	31,331.7	5,185.7	53,189.1

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,588.7	668.8	2,329.1	4,586.6	784.8	1,889.7	5,806.0	11.4	13,078.5
Net Unrealized Loss on Securities and Net Gain (Loss) on Derivatives	(92.0)	(81.6)	(104.5)	(278.1)	(123.6)	(68.1)	(617.3)	(513.0)	(1,600.1)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	129.3	15.4	40.2	184.9	122.0	159.1	(993.0)	—	(527.0)
Total Allocated Stockholders' Equity	1,626.0	602.6	2,264.8	4,493.4	783.2	1,980.7	4,195.7	(501.6)	10,951.4

Total Liabilities and Allocated Stockholders' Equity	$6,652.3	$2,267.4	$6,445.7	$15,365.4	$3,569.4	$4,994.2	$35,527.4	$4,684.1	$64,140.5
Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with our target capital levels for regulatory and rating agency purposes. We modify this formula periodically to recognize changes in the views of capital requirements.
6. 2

Unum Group Balance Sheets by Segment - December 31, 2023

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum International	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$6,621.9	$2,076.6	$4,608.4	$13,306.9	$2,806.7	$3,144.3	$24,067.0	$2,637.5	$45,962.4
Deferred Acquisition Costs	63.6	48.9	1,119.7	1,232.2	46.9	1,435.4	—	—	2,714.5
Goodwill	8.9	—	271.1	280.0	42.2	27.7	—	—	349.9
Reinsurance Recoverable	42.9	9.0	174.9	226.8	107.2	5.5	8,768.9	—	9,108.4
All Other	124.8	211.7	178.7	515.2	369.9	217.5	2,436.9	1,580.5	5,120.0
Total Assets	$6,862.1	$2,346.2	$6,352.8	$15,561.1	$3,372.9	$4,830.4	$35,272.8	$4,218.0	$63,255.2

Liabilities
Future Policy Benefits	$5,200.8	$923.0	$3,295.3	$9,419.1	$2,305.3	$1,997.8	$26,287.2	$—	$40,009.4
Policyholders' Account Balances	—	—	678.1	678.1	—	869.8	4,119.8	—	5,667.7
Unearned Premiums	1.7	6.3	46.6	54.6	151.4	44.5	129.7	—	380.2
Other Policyholders' Funds	32.3	813.0	28.6	873.9	66.0	8.0	667.8	—	1,615.7
Long-term Debt	—	—	—	—	—	—	—	3,430.4	3,430.4
All Other	32.1	51.2	152.6	235.9	84.4	60.1	505.8	1,614.2	2,500.4
Total Liabilities	5,266.9	1,793.5	4,201.2	11,261.6	2,607.1	2,980.2	31,710.3	5,044.6	53,603.8

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,549.7	645.1	2,274.4	4,469.2	778.0	1,799.5	5,483.5	(237.6)	12,292.6
Net Unrealized Loss on Securities and Net Gain (Loss) on Derivatives	(152.0)	(114.2)	(159.2)	(425.4)	(95.5)	(108.0)	(774.9)	(589.0)	(1,992.8)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	197.5	21.8	36.4	255.7	83.3	158.7	(1,146.1)	—	(648.4)
Total Allocated Stockholders' Equity	1,595.2	552.7	2,151.6	4,299.5	765.8	1,850.2	3,562.5	(826.6)	9,651.4

Total Liabilities and Allocated Stockholders' Equity	$6,862.1	$2,346.2	$6,352.8	$15,561.1	$3,372.9	$4,830.4	$35,272.8	$4,218.0	$63,255.2

6. 3

Unum Group Financial Results by Segment

We measure and analyze our segment performance on the basis of "adjusted operating revenue" and "adjusted operating income" or "adjusted operating loss", which differ from total revenue and income before income tax as presented in our consolidated statements of income due to the exclusion of investment gains or losses, amortization of the cost of reinsurance, the impact of non-contemporaneous reinsurance, and reserve assumption updates, as well as certain other items as specified in the following pages. Investment gains or losses primarily include realized investment gains or losses, expected investment credit losses, and gains or losses on derivatives. These performance measures are in accordance with GAAP guidance for segment reporting, but they should not be viewed as a substitute for total revenue, income before income tax, or net income.

	Three Months Ended			Nine Months Ended
	9/30/2024	9/30/2023	% Change	9/30/2024	9/30/2023	% Change
Premium Income
Unum US	$1,723.5	$1,657.7	4.0%	$5,161.8	$4,908.7	5.2%
Unum International	246.6	210.6	17.1	707.1	607.1	16.5
Colonial Life	441.9	431.2	2.5	1,335.0	1,291.3	3.4
Closed Block	216.8	226.4	(4.2)	662.4	687.2	(3.6)
	2,628.8	2,525.9	4.1	7,866.3	7,494.3	5.0
Net Investment Income
Unum US	161.0	166.2	(3.1)	476.1	481.5	(1.1)
Unum International	30.4	27.3	11.4	94.5	104.0	(9.1)
Colonial Life	39.6	39.3	0.8	119.4	114.6	4.2
Closed Block	284.3	274.9	3.4	851.6	796.0	7.0
Corporate	12.5	18.3	(31.7)	44.8	69.8	(35.8)
	527.8	526.0	0.3	1,586.4	1,565.9	1.3
Other Income
Unum US	60.1	58.0	3.6	178.9	166.1	7.7
Unum International	0.4	0.5	(20.0)	1.2	1.0	20.0
Colonial Life	0.4	0.3	33.3	3.6	0.9	N.M.
Closed Block	12.4	12.8	(3.1)	37.7	40.1	(6.0)
Corporate	—	—	—	1.1	2.5	(56.0)
	73.3	71.6	2.4	222.5	210.6	5.7
Total Adjusted Operating Revenue
Unum US	1,944.6	1,881.9	3.3	5,816.8	5,556.3	4.7
Unum International	277.4	238.4	16.4	802.8	712.1	12.7
Colonial Life	481.9	470.8	2.4	1,458.0	1,406.8	3.6
Closed Block	513.5	514.1	(0.1)	1,551.7	1,523.3	1.9
Corporate	12.5	18.3	(31.7)	45.9	72.3	(36.5)
	$3,229.9	$3,123.5	3.4	$9,675.2	$9,270.8	4.4

Unum Group Financial Results by Segment - Continued

	Three Months Ended			Nine Months Ended
	9/30/2024	9/30/2023	% Change	9/30/2024	9/30/2023	% Change
Benefits and Expenses
Unum US	$1,437.7	$1,395.3	3.0%	$4,567.2	$4,414.1	3.5%
Unum International	244.6	219.5	11.4	690.1	611.3	12.9
Colonial Life	322.5	287.2	12.3	1,068.0	1,013.8	5.3
Closed Block	320.4	869.0	(63.1)	1,317.6	1,808.0	(27.1)
Corporate	77.2	59.8	29.1	202.0	182.2	10.9
	2,402.4	2,830.8	(15.1)	7,844.9	8,029.4	(2.3)

Income (Loss) Before Income Tax and Net Investment Loss
Unum US	506.9	486.6	4.2	1,249.6	1,142.2	9.4
Unum International	32.8	18.9	73.5	112.7	100.8	11.8
Colonial Life	159.4	183.6	(13.2)	390.0	393.0	(0.8)
Closed Block	193.1	(354.9)	154.4	234.1	(284.7)	182.2
Corporate	(64.7)	(41.5)	55.9	(156.1)	(109.9)	42.0
	827.5	292.7	182.7	1,830.3	1,241.4	47.4

Income Tax Expense Before Net Investment Loss	172.0	66.3	159.4	381.1	264.6	44.0

Income Before Net Investment Loss	655.5	226.4	189.5	1,449.2	976.8	48.4

Net Investment Loss (net of tax benefit of $3.1; $6.6; $5.7; $6.4)	(9.8)	(24.4)	(59.8)	(18.8)	(23.6)	(20.3)

Net Income	$645.7	$202.0	N.M.	$1,430.4	$953.2	50.1

7. 1

Unum Group Quarterly Historical Financial Results by Segment

	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023
Premium Income
Unum US	$1,723.5	$1,730.9	$1,707.4	$1,670.5	$1,657.7	$1,641.4	$1,609.6
Unum International	246.6	228.8	231.7	218.1	210.6	207.9	188.6
Colonial Life	441.9	446.2	446.9	434.8	431.2	430.6	429.5
Closed Block	216.8	221.3	224.3	228.3	226.4	229.2	231.6
	2,628.8	2,627.2	2,610.3	2,551.7	2,525.9	2,509.1	2,459.3
Net Investment Income
Unum US	161.0	158.1	157.0	158.4	166.2	158.0	157.3
Unum International	30.4	38.0	26.1	33.2	27.3	45.8	30.9
Colonial Life	39.6	40.5	39.3	38.9	39.3	38.0	37.3
Closed Block	284.3	294.2	273.1	270.3	274.9	263.9	257.2
Corporate	12.5	14.3	18.0	30.0	18.3	25.4	26.1
	527.8	545.1	513.5	530.8	526.0	531.1	508.8
Other Income
Unum US	60.1	58.2	60.6	54.4	58.0	54.5	53.6
Unum International	0.4	0.5	0.3	0.6	0.5	0.1	0.4
Colonial Life	0.4	0.2	3.0	0.3	0.3	0.4	0.2
Closed Block	12.4	12.2	13.1	12.5	12.8	13.8	13.5
Corporate	—	0.4	0.7	0.8	—	2.3	0.2
	73.3	71.5	77.7	68.6	71.6	71.1	67.9
Total Adjusted Operating Revenue
Unum US	1,944.6	1,947.2	1,925.0	1,883.3	1,881.9	1,853.9	1,820.5
Unum International	277.4	267.3	258.1	251.9	238.4	253.8	219.9
Colonial Life	481.9	486.9	489.2	474.0	470.8	469.0	467.0
Closed Block	513.5	527.7	510.5	511.1	514.1	506.9	502.3
Corporate	12.5	14.7	18.7	30.8	18.3	27.7	26.3
	$3,229.9	$3,243.8	$3,201.5	$3,151.1	$3,123.5	$3,111.3	$3,036.0

Unum Group Quarterly Historical Financial Results by Segment - Continued

	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023
Benefits and Expenses
Unum US	$1,437.7	$1,589.7	$1,539.8	$1,541.2	$1,395.3	$1,510.8	$1,508.0
Unum International	244.6	224.8	220.7	212.5	219.5	210.3	181.5
Colonial Life	322.5	370.0	375.5	386.2	287.2	353.5	373.1
Closed Block	320.4	493.4	503.8	509.2	869.0	476.6	462.4
Corporate	77.2	60.0	64.8	67.3	59.8	62.6	59.8
	2,402.4	2,737.9	2,704.6	2,716.4	2,830.8	2,613.8	2,584.8

Income (Loss) Before Income Tax and Net Investment Gain (Loss)
Unum US	506.9	357.5	385.2	342.1	486.6	343.1	312.5
Unum International	32.8	42.5	37.4	39.4	18.9	43.5	38.4
Colonial Life	159.4	116.9	113.7	87.8	183.6	115.5	93.9
Closed Block	193.1	34.3	6.7	1.9	(354.9)	30.3	39.9
Corporate	(64.7)	(45.3)	(46.1)	(36.5)	(41.5)	(34.9)	(33.5)
	827.5	505.9	496.9	434.7	292.7	497.5	451.2

Income Tax Expense Before Net Investment Gain (Loss)	172.0	108.2	100.9	99.5	66.3	105.3	93.0

Income Before Net Investment Gain (Loss)	655.5	397.7	396.0	335.2	226.4	392.2	358.2

Net Investment Gain (Loss)	(12.9)	(10.4)	(1.2)	(6.0)	(31.0)	0.9	0.1
Tax Expense (Benefit) on Net Investment Gain (Loss)	(3.1)	(2.2)	(0.4)	(1.4)	(6.6)	0.2	—
Net Income	$645.7	$389.5	$395.2	$330.6	$202.0	$392.9	$358.3

Net Income Per Common Share - Assuming Dilution	$3.46	$2.05	$2.04	$1.69	$1.02	$1.98	$1.80

8. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2024	9/30/2023	9/30/2024	9/30/2023	12/31/2023	12/31/2022
Adjusted Operating Revenue
Premium Income	$1,723.5	$1,657.7	$5,161.8	$4,908.7	$6,579.2	$6,251.4
Net Investment Income	161.0	166.2	476.1	481.5	639.9	676.3
Other Income	60.1	58.0	178.9	166.1	220.5	196.3
Total	1,944.6	1,881.9	5,816.8	5,556.3	7,439.6	7,124.0

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	864.1	850.3	2,840.0	2,812.6	3,808.5	3,970.9
Commissions	182.6	164.3	551.9	493.7	664.4	614.4
Deferral of Acquisition Costs	(81.6)	(74.5)	(247.4)	(230.6)	(314.7)	(273.1)
Amortization of Deferred Acquisition Costs	75.7	70.0	216.7	199.2	267.6	240.9
Other Expenses	396.9	385.2	1,206.0	1,139.2	1,529.5	1,427.5
Total	1,437.7	1,395.3	4,567.2	4,414.1	5,955.3	5,980.6

Income Before Income Tax and Net Investment Gains and Losses	506.9	486.6	1,249.6	1,142.2	1,484.3	1,143.4
Reserve Assumption Updates	(143.6)	(128.8)	(143.6)	(128.8)	(128.8)	(170.8)
Adjusted Operating Income	$363.3	$357.8	$1,106.0	$1,013.4	$1,355.5	$972.6

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	58.5%	59.1%	57.8%	59.9%	59.8%	66.3%
Other Expense Ratio[2]	22.3%	22.5%	22.6%	22.5%	22.5%	22.2%
Income Ratio	29.4%	29.4%	24.2%	23.3%	22.6%	18.3%
Adjusted Operating Income Ratio	21.1%	21.6%	21.4%	20.6%	20.6%	15.6%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2024, 2023 and 2022.
[2]Ratio of Other Expenses to Premium Income plus Unum US Group Disability Other Income, which is primarily related to fee-based services.

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2024	9/30/2023	9/30/2024	9/30/2023	12/31/2023	12/31/2022
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	$522.1	$518.5	$1,560.3	$1,539.3	$2,057.2	$1,911.7
Group Short-term Disability	271.3	256.5	810.7	753.0	1,012.3	926.3
Total Premium Income	793.4	775.0	2,371.0	2,292.3	3,069.5	2,838.0
Net Investment Income	78.7	84.2	234.8	246.4	324.8	349.1
Other Income	58.6	51.7	174.8	158.1	211.6	191.8
Total	930.7	910.9	2,780.6	2,696.8	3,605.9	3,378.9

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	379.0	324.8	1,299.3	1,230.4	1,693.2	1,782.4
Commissions	60.0	57.2	184.1	172.6	230.5	211.3
Deferral of Acquisition Costs	(15.4)	(14.3)	(48.1)	(44.7)	(60.2)	(53.1)
Amortization of Deferred Acquisition Costs	18.2	16.2	46.8	42.1	57.6	53.0
Other Expenses	242.2	235.9	733.8	699.8	936.1	862.3
Total	684.0	619.8	2,215.9	2,100.2	2,857.2	2,855.9

Income Before Income Tax and Net Investment Gains and Losses	246.7	291.1	564.7	596.6	748.7	523.0
Reserve Assumption Updates	(90.0)	(121.0)	(90.0)	(121.0)	(121.0)	(121.0)
Adjusted Operating Income	$156.7	$170.1	$474.7	$475.6	$627.7	$402.0

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	59.1%	57.5%	58.6%	59.0%	59.1%	67.1%
Other Expense Ratio[2]	28.4%	28.5%	28.8%	28.6%	28.5%	28.5%
Income Ratio	31.1%	37.6%	23.8%	26.0%	24.4%	18.4%
Adjusted Operating Income Ratio	19.8%	21.9%	20.0%	20.7%	20.4%	14.2%

Persistency:
Group Long-term Disability			93.5%	90.8%	90.8%	90.7%
Group Short-term Disability			91.9%	89.1%	88.9%	88.9%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2024, 2023 and 2022.
[2]Ratio of Other Expenses to Premium Income plus Other Income, which is primarily related to fee-based services.
9. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2024	9/30/2023	9/30/2024	9/30/2023	12/31/2023	12/31/2022
Adjusted Operating Revenue
Premium Income
Group Life	$447.8	$423.0	$1,337.9	$1,254.3	$1,679.0	$1,669.1
Accidental Death & Dismemberment	47.1	44.1	139.3	131.2	175.5	173.7
Total Premium Income	494.9	467.1	1,477.2	1,385.5	1,854.5	1,842.8
Net Investment Income	22.1	23.7	66.6	68.2	90.1	100.3
Other Income	0.3	0.2	1.4	0.7	1.0	1.6
Total	517.3	491.0	1,545.2	1,454.4	1,945.6	1,944.7

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	308.8	342.6	965.1	1,021.8	1,347.7	1,415.9
Commissions	42.1	38.8	126.5	116.8	155.9	150.4
Deferral of Acquisition Costs	(10.0)	(9.0)	(31.0)	(28.9)	(38.6)	(37.3)
Amortization of Deferred Acquisition Costs	9.6	10.2	26.7	29.5	39.0	41.9
Other Expenses	59.8	56.4	183.0	171.5	229.9	231.1
Total	410.3	439.0	1,270.3	1,310.7	1,733.9	1,802.0

Income Before Income Tax and Net Investment Gains and Losses	107.0	52.0	274.9	143.7	211.7	142.7
Reserve Assumption Updates	(13.0)	—	(13.0)	—	—	(34.0)
Adjusted Operating Income	$94.0	$52.0	$261.9	$143.7	$211.7	$108.7

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	65.0%	73.3%	66.2%	73.7%	72.7%	78.7%
Other Expense Ratio	12.1%	12.1%	12.4%	12.4%	12.4%	12.5%
Income Ratio	21.6%		18.6%			7.7%
Adjusted Operating Income Ratio	19.0%	11.1%	17.7%	10.4%	11.4%	5.9%

Persistency:
Group Life			92.0%	89.3%	89.6%	88.9%
Accidental Death & Dismemberment			91.2%	88.2%	88.7%	87.9%

[1]Excludes the reserve assumption update that occurred during the third quarters of 2024 and 2022.
9. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2024	9/30/2023	9/30/2024	9/30/2023	12/31/2023	12/31/2022
Adjusted Operating Revenue
Premium Income
Voluntary Benefits	$219.3	$209.5	$665.1	$637.4	$850.1	$833.7
Individual Disability	140.4	136.7	424.6	386.7	527.0	461.1
Dental and Vision	75.5	69.4	223.9	206.8	278.1	275.8
Total Premium Income	435.2	415.6	1,313.6	1,230.9	1,655.2	1,570.6
Net Investment Income	60.2	58.3	174.7	166.9	225.0	226.9
Other Income	1.2	6.1	2.7	7.3	7.9	2.9
Total	496.6	480.0	1,491.0	1,405.1	1,888.1	1,800.4

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	176.3	182.9	575.6	560.4	767.6	772.6
Commissions	80.5	68.3	241.3	204.3	278.0	252.7
Deferral of Acquisition Costs	(56.2)	(51.2)	(168.3)	(157.0)	(215.9)	(182.7)
Amortization of Deferred Acquisition Costs	47.9	43.6	143.2	127.6	171.0	146.0
Other Expenses	94.9	92.9	289.2	267.9	363.5	334.1
Total	343.4	336.5	1,081.0	1,003.2	1,364.2	1,322.7

Income Before Income Tax and Net Investment Gains and Losses	153.2	143.5	410.0	401.9	523.9	477.7
Reserve Assumption Updates - Voluntary Benefits	12.2	(10.4)	12.2	(10.4)	(10.4)	(17.0)
Reserve Assumption Updates - Individual Disability	(52.8)	2.6	(52.8)	2.6	2.6	1.2
Adjusted Operating Income	$112.6	$135.7	$369.4	$394.1	$516.1	$461.9

Operating Ratios (% of Premium Income):
Benefit Ratios:
Voluntary Benefits[1]	45.8%	39.1%	41.6%	38.1%	39.8%	43.6%
Individual Disability[1]	42.8%	45.4%	41.0%	44.3%	44.3%	49.3%
Dental and Vision	74.6%	67.4%	74.1%	74.6%	73.1%	71.6%
Other Expense Ratio	21.8%	22.4%	22.0%	21.8%	22.0%	21.3%
Income Ratio	35.2%	34.5%	31.2%	32.7%	31.7%	30.4%
Adjusted Operating Income Ratio	25.9%	32.7%	28.1%	32.0%	31.2%	29.4%

Persistency:
Voluntary Benefits			76.4%	75.5%	75.5%	75.8%
Individual Disability			89.0%	89.3%	89.0%	89.5%
Dental and Vision			81.4%	76.2%	77.1%	79.9%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2024, 2023 and 2022.
9. 3

Unum Group Financial Results for Unum International Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2024	9/30/2023	9/30/2024	9/30/2023	12/31/2023	12/31/2022
Adjusted Operating Revenue
Premium Income
Unum UK
Group Long-term Disability	$106.6	$101.1	$312.4	$297.5	$396.1	$376.9
Group Life	58.8	44.2	156.3	124.5	169.3	138.2
Supplemental	41.4	34.6	125.1	99.9	141.5	114.0
Unum Poland	39.8	30.7	113.3	85.2	118.3	89.7
Total Premium Income	246.6	210.6	707.1	607.1	825.2	718.8
Net Investment Income	30.4	27.3	94.5	104.0	137.2	170.1
Other Income	0.4	0.5	1.2	1.0	1.6	0.9
Total	277.4	238.4	802.8	712.1	964.0	889.8

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	175.3	158.5	487.4	433.3	579.8	549.6
Commissions	21.7	18.3	61.7	53.8	72.5	56.3
Deferral of Acquisition Costs	(4.6)	(3.8)	(13.2)	(10.8)	(14.6)	(12.0)
Amortization of Deferred Acquisition Costs	2.5	2.4	7.3	6.1	8.4	8.2
Other Expenses	49.7	44.1	146.9	128.9	177.7	146.1
Total	244.6	219.5	690.1	611.3	823.8	748.2

Income Before Income Tax and Net Investment Gains and Losses	32.8	18.9	112.7	100.8	140.2	141.6
Reserve Assumption Updates	7.5	17.9	7.5	17.9	17.9	(7.6)
Adjusted Operating Income	$40.3	$36.8	$120.2	$118.7	$158.1	$134.0

Unum Group Financial Results for Unum UK

	Three Months Ended		Nine Months Ended		Year Ended
(in millions of pounds)	9/30/2024	9/30/2023	9/30/2024	9/30/2023	12/31/2023	12/31/2022
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	£82.0	£79.8	£244.6	£238.9	£318.5	£304.6
Group Life	45.1	34.9	122.2	100.0	136.1	112.3
Supplemental	31.8	27.5	97.9	80.3	113.7	92.3
Total Premium Income	158.9	142.2	464.7	419.2	568.3	509.2
Net Investment Income	21.2	19.5	67.5	77.7	102.4	131.9
Other Income	0.1	—	0.2	0.1	0.2	0.1
Total	180.2	161.7	532.4	497.0	670.9	641.2

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	116.8	112.1	327.1	307.3	408.5	398.4
Commissions	9.9	9.3	29.0	28.3	37.4	31.8
Deferral of Acquisition Costs	(0.8)	(0.9)	(2.8)	(3.0)	(3.9)	(4.2)
Amortization of Deferred Acquisition Costs	1.2	1.3	4.0	3.8	5.2	5.3
Other Expenses	30.0	27.8	91.3	83.2	115.4	95.6
Total	157.1	149.6	448.6	419.6	562.6	526.9

Income Before Income Tax and Net Investment Gains and Losses	23.1	12.1	83.8	77.4	108.3	114.3
Reserve Assumption Updates	6.4	16.3	6.4	16.3	16.3	(5.3)
Adjusted Operating Income	£29.5	£28.4	£90.2	£93.7	£124.6	£109.0

Weighted Average Pound/Dollar Exchange Rate	1.312	1.281	1.278	1.243	1.243	1.221

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	69.5%	67.4%	69.0%	69.4%	69.0%	79.3%
Other Expense Ratio	18.9%	19.5%	19.6%	19.8%	20.3%	18.8%
Income Ratio	14.5%	8.5%	18.0%	18.5%	19.1%	22.4%
Adjusted Operating Income Ratio	18.6%	20.0%	19.4%	22.4%	21.9%	21.4%

Persistency:
Group Long-term Disability			92.3%	92.4%	92.5%	85.1%
Group Life			88.6%	83.6%	83.0%	87.9%
Supplemental			90.4%	91.0%	91.7%	92.8%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2024, 2023 and 2022.
10. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2024	9/30/2023	9/30/2024	9/30/2023	12/31/2023	12/31/2022
Adjusted Operating Revenue
Premium Income
Accident, Sickness, and Disability	$240.6	$236.7	$725.5	$708.0	$946.1	$948.9
Life	113.1	106.2	342.6	318.1	426.5	401.1
Cancer and Critical Illness	88.2	88.3	266.9	265.2	353.5	352.0
Total Premium Income	441.9	431.2	1,335.0	1,291.3	1,726.1	1,702.0
Net Investment Income	39.6	39.3	119.4	114.6	153.5	152.7
Other Income	0.4	0.3	3.6	0.9	1.2	1.1
Total	481.9	470.8	1,458.0	1,406.8	1,880.8	1,855.8

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	164.2	131.2	594.7	566.9	798.1	826.1
Commissions	93.0	88.8	282.2	266.7	359.4	340.0
Deferral of Acquisition Costs	(77.1)	(75.0)	(234.7)	(226.1)	(302.9)	(271.8)
Amortization of Deferred Acquisition Costs	55.6	56.7	163.9	153.4	205.4	172.0
Other Expenses	86.8	85.5	261.9	252.9	340.0	321.4
Total	322.5	287.2	1,068.0	1,013.8	1,400.0	1,387.7

Income Before Income Tax and Net Investment Gains and Losses	159.4	183.6	390.0	393.0	480.8	468.1
Reserve Assumption Updates	(46.0)	(80.7)	(46.0)	(80.7)	(80.7)	(55.2)
Adjusted Operating Income	$113.4	$102.9	$344.0	$312.3	$400.1	$412.9

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	47.6%	49.1%	48.0%	50.2%	50.9%	51.8%
Other Expense Ratio	19.6%	19.8%	19.6%	19.6%	19.7%	18.9%
Income Ratio	36.1%	42.6%	29.2%	30.4%	27.9%	27.5%
Adjusted Operating Income Ratio	25.7%	23.9%	25.8%	24.2%	23.2%	24.3%

Persistency:
Accident, Sickness, and Disability			73.3%	73.1%	73.6%	73.3%
Life			84.3%	84.7%	85.1%	84.5%
Cancer and Critical Illness			81.8%	82.2%	82.4%	82.3%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2024, 2023 and 2022.

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2024	9/30/2023	9/30/2024	9/30/2023	12/31/2023	12/31/2022
Adjusted Operating Revenue
Premium Income
Long-term Care	$173.7	$172.1	$521.5	$521.2	$696.0	$697.4
All Other	43.1	54.3	140.9	166.0	219.5	246.9
Total Premium Income	216.8	226.4	662.4	687.2	915.5	944.3
Net Investment Income	284.3	274.9	851.6	796.0	1,066.3	1,070.6
Other Income	12.4	12.8	37.7	40.1	52.6	58.0
Total	513.5	514.1	1,551.7	1,523.3	2,034.4	2,072.9

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	258.3	806.9	1,134.6	1,624.1	2,070.7	1,648.0
Commissions	17.8	18.3	52.0	55.5	73.8	75.7
Other Expenses	44.3	43.8	131.0	128.4	172.7	172.3
Total	320.4	869.0	1,317.6	1,808.0	2,317.2	1,896.0

Income (Loss) Before Income Tax and Net Investment Gain and Losses	193.1	(354.9)	234.1	(284.7)	(282.8)	176.9
Amortization of the Cost of Reinsurance	10.4	11.1	31.1	33.1	44.1	50.3
Non-Contemporaneous Reinsurance	6.0	9.2	20.2	26.4	34.8	34.4
Reserve Assumption Updates - Long-term Care	(174.1)	368.1	(174.1)	368.1	368.1	(2.9)
Reserve Assumption Updates - All Other	(1.2)	0.7	(1.2)	0.7	0.7	(6.8)
Adjusted Operating Income	$34.2	$34.2	$110.1	$143.6	$164.9	$251.9

Long-term Care Net Premium Ratio			94.5%	93.4%	93.5%	85.1%

Operating Ratios (% of Premium Income):
Other Expense Ratio[1]	15.6%	14.4%	15.1%	13.9%	14.0%	12.9%
Income (Loss) Ratio	89.1%	(156.8)%	35.3%	(41.4)%	(30.9)%	18.7%
Adjusted Operating Income Ratio	15.8%	15.1%	16.6%	20.9%	18.0%	26.7%

Long-term Care Persistency			95.2%	95.5%	95.6%	95.7%

[1]Excludes amortization of the cost of reinsurance.

Unum Group Financial Results for Corporate Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2024	9/30/2023	9/30/2024	9/30/2023	12/31/2023	12/31/2022
Adjusted Operating Revenue
Net Investment Income	$12.5	$18.3	$44.8	$69.8	$99.8	$52.5
Other Income	—	—	1.1	2.5	3.3	4.8
Total	12.5	18.3	45.9	72.3	103.1	57.3

Interest, Debt, and Other Expenses	77.2	59.8	202.0	182.2	249.5	221.6

Loss Before Income Tax and Net Investment Gains and Losses	(64.7)	(41.5)	(156.1)	(109.9)	(146.4)	(164.3)
Loss on Legal Settlement	15.3	—	15.3	—	—	—
Adjusted Operating Loss	$(49.4)	$(41.5)	$(140.8)	$(109.9)	$(146.4)	$(164.3)

Unum Group Investments

	9/30/2024			9/30/2024	12/31/2023
Fixed Maturity Securities (Fair Value)			Selected Statistics
Public	$24,605.4	65.1%	Earned Book Yield	4.41%	4.45%
Mortgage-Backed/Asset-Backed Securities	850.6	2.3	Average Duration (in years)	8.55	8.41
Private Placements	5,889.3	15.6
High Yield	1,496.5	4.0
Government Securities	1,407.5	3.7
Municipal Securities	3,526.5	9.3
Redeemable Preferred Stocks	7.7	—
Total	$37,783.5	100.0%

	Amortized Cost	Fair Value
Quality Ratings of Fixed Maturity Securities			Private Equity Partnerships	9/30/2024	12/31/2023
Aaa	2.7%	2.6%	Private Credit Partnerships	$297.0	$283.6
Aa	15.5	15.0	Private Equity Partnerships	608.1	571.9
A	30.6	31.1	Real Asset Partnerships	522.9	470.7
Baa	47.3	47.3	Total	$1,428.0	$1,326.2
Below Baa	3.9	4.0
Total	100.0%	100.0%
			Non-Current Investments	$3.8	$—

Unum Group Investments at September 30, 2024

Fixed Maturity Securities - By Industry Classification - Unrealized Gain (Loss)

Classification	Fair Value	Net Unrealized Gain (Loss)	Fair Value with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$2,611.1	$(46.8)	$1,395.2	$120.9	$1,215.9	$74.1
Capital Goods	3,410.9	(18.5)	1,592.6	151.1	1,818.3	132.6
Communications	2,295.2	(20.8)	998.9	148.6	1,296.3	127.8
Consumer Cyclical	1,482.7	(55.0)	861.6	95.4	621.1	40.4
Consumer Non-Cyclical	6,703.8	(199.5)	3,578.6	428.7	3,125.2	229.2
Energy	2,644.8	76.9	955.3	72.0	1,689.5	148.9
Financial Institutions	4,012.2	(223.5)	2,757.8	285.8	1,254.4	62.3
Mortgage/Asset-Backed	850.6	(3.2)	385.6	16.4	465.0	13.2
Sovereigns	850.1	(114.7)	371.0	137.1	479.1	22.4
Technology	1,533.7	(81.4)	1,063.7	102.3	470.0	20.9
Transportation	1,719.3	(71.1)	999.0	117.7	720.3	46.6
U.S. Government Agencies and Municipalities	4,083.9	(302.0)	2,444.8	449.5	1,639.1	147.5
Public Utilities	5,585.2	23.4	1,895.1	248.9	3,690.1	272.3
Total	$37,783.5	$(1,036.2)	$19,299.2	$2,374.4	$18,484.3	$1,338.2

Gross Unrealized Loss on Fixed Maturity Securities by Length of Time in Unrealized Loss Position

	Investment-Grade				Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss			Fair Value	Gross Unrealized Loss
Less than 91 days	$1,101.7	$(11.8)			$57.2	$(0.3)
91 through 180 days	18.4	(1.2)			—	—
181 through 270 days	189.7	(5.1)			5.0	—
271 days to 1 year	176.3	(3.3)			12.7	—
Greater than 1 year	17,173.1	(2,287.4)			565.1	(65.3)
Total	$18,659.2	$(2,308.8)			$640.0	$(65.6)

14.1

Appendix to Statistical Supplement
2024 Significant Items:

•Third quarter of 2024 reserve assumption updates resulting in a net reserve decrease of $357.4 million before tax, or $282.6 million after tax.
•During the third quarter of 2024, we incurred a loss of $15.3 million before tax, or $12.1 million after tax, for the settlement of an employment-related matter.

2023 Significant Items:

•Third quarter of 2023 reserve assumption updates resulting in a net reserve increase of $177.2 million before tax, or $139.3 million after tax.
•In 2018, the Financial Accounting Standards Board issued ASU 2018-12, “Targeted Improvements to the Accounting for Long-Duration Contracts”. This update significantly amended the accounting and disclosure requirements for long-duration insurance contracts. The update was effective for periods beginning January 1, 2023. We adopted this guidance effective January 1, 2023 using the modified retrospective approach with changes applied as of January 1, 2021, also referred to as the transition date.

2022 Significant Items

•Third quarter of 2022 reserve assumption updates resulting in a net reserve reduction of $243.3 million before tax, or $192.1 million after tax.

Appendix to Statistical Supplement - Continued

Non-GAAP Financial Measures

We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business:

•Consolidated adjusted operating revenue, which excludes investment gains or losses;
•After-tax adjusted operating income or loss, which excludes investment gains or losses, amortization of the cost of reinsurance, non-contemporaneous reinsurance, and reserve assumption updates, as well as certain other items, as applicable;
•Adjusted operating return on equity, which is calculated using after-tax adjusted operating income or loss and excludes from equity the unrealized gain or loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net gain or loss on derivatives;
•Leverage ratio, which excludes the unrealized gain or loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net gain or loss on derivatives; and
•Book value per common share, which is calculated excluding accumulated other comprehensive income (loss) (AOCI).

Investment gains or losses primarily include realized investment gains or losses, expected investment credit losses, and gains or losses on derivatives. Investment gains or losses and unrealized gains or losses on securities depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. Leverage ratio and book value per common share excluding certain components of AOCI, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures.

Cash flow assumptions used to calculate our liability for future policy benefits are reviewed at least annually and updated, as needed, with the resulting impact reflected in net income. While the effects of these assumption updates are recorded in the reporting period in which the review is completed, these updates reflect experience emergence and changes to expectations spanning multiple periods. We believe that by excluding the impact of reserve assumption updates we are providing a more comparable and consistent view of our quarterly results.

We exited a substantial portion of our Closed Block individual disability product line through the two phases of the reinsurance transaction that were executed in December 2020 and March 2021. As a result, we exclude the amortization of the cost of reinsurance that we recognized upon the exit of the business related to the policies on claim status as well as the impact of non-contemporaneous reinsurance that resulted from the adoption of ASU 2018-12. Due to the execution of the second phase of the reinsurance transaction occurring after January 1, 2021, the transition date of ASU 2018-12, in accordance with the provisions of the ASU related to non-contemporaneous reinsurance, we were required to establish the ceded reserves using an upper-medium grade fixed-income instrument as of the reinsurance transaction date in March 2021 which resulted in higher ceded reserves compared to that which was reported historically. However, the direct reserves for the block reinsured in the second phase were calculated using the original discount rate utilized as of the transition date. Both the direct and ceded reserves are then remeasured at each reporting period using a current discount rate reflective of an upper-medium grade fixed-income instrument, with the changes recognized in other comprehensive income (loss). While the total equity impact is neutral, the different original discount rates utilized for direct and ceded reserves result in disproportionate earnings impacts. The impact of non-contemporaneous reinsurance will fluctuate depending on the magnitude of reserve changes during the period. We believe that the exclusion of these items provides a better view of our results from our ongoing businesses.

15.1

Appendix to Statistical Supplement - Continued

We may at other times exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace net income or net loss as a measure of our overall profitability.

For a reconciliation of the most directly comparable GAAP measures to these non-GAAP financial measures, refer to the "Reconciliation of Non-GAAP Financial Measures" beginning on page 15.3, other than book value per common share, which is presented on page 2.

15.2

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended
	September 30	June 30	March 31	December 31	September 30	June 30	March 31
	2024			2023
Total Revenue	$3,217.0	$3,233.4	$3,200.3	$3,145.1	$3,092.5	$3,112.2	$3,036.1
Excluding:
Net Investment Gain (Loss)	(12.9)	(10.4)	(1.2)	(6.0)	(31.0)	0.9	0.1
Adjusted Operating Revenue	$3,229.9	$3,243.8	$3,201.5	$3,151.1	$3,123.5	$3,111.3	$3,036.0

15.3

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income (Loss)	Average Allocated Equity[1]	Annualized Adjusted Operating Return on Equity

Three Months Ended September 30, 2024
Unum US	$287.5	$4,516.9	25.5%
Unum International	31.2	771.2	16.2%
Colonial Life	89.4	1,860.8	19.2%
Core Operating Segments	408.1	7,148.9	22.8%
Closed Block	24.4	5,707.1
Corporate	(34.5)	3.6
Total	$398.0	$12,859.6	12.4%

Three Months Ended September 30, 2023
Unum US	$282.8	$4,458.1	25.4%
Unum International	27.6	790.3	14.0%
Colonial Life	81.1	1,738.5	18.7%
Core Operating Segments	391.5	6,986.9	22.4%
Closed Block	24.6	5,335.8
Corporate	(34.4)	(274.0)
Total	$381.7	$12,048.7	12.7%

1 Excludes unrealized gain (loss) on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net gain (loss) on derivatives and is calculated using the stockholders' equity balances presented on page 15.7.
15.4

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income (Loss)	Average Allocated Equity[1]	Annualized Adjusted Operating Return on Equity

Nine Months Ended September 30, 2024
Unum US	$874.3	$4,527.9	25.7%
Unum International	92.5	781.4	15.8%
Colonial Life	271.4	1,844.6	19.6%
Core Operating Segments	1,238.2	7,153.9	23.1%
Closed Block	79.1	5,644.7
Corporate	(98.0)	(113.0)
Total	$1,219.3	$12,685.6	12.8%

Nine Months Ended September 30, 2023
Unum US	$800.7	$4,618.4	23.1%
Unum International	96.7	773.3	16.7%
Colonial Life	246.3	1,734.2	18.9%
Core Operating Segments	1,143.7	7,125.9	21.4%
Closed Block	106.7	5,166.3
Corporate	(87.3)	(534.8)
Total	$1,163.1	$11,757.4	13.2%

1 Excludes unrealized gain (loss) on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net gain (loss) on derivatives and is calculated using the stockholders' equity balances presented on page 15.7.

15.5

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income (Loss)	Average Allocated Equity[1]	Adjusted Operating Return on Equity

Year Ended December 31, 2023
Unum US	$1,071.0	$4,635.7	23.1%
Unum International	127.9	774.3	16.5%
Colonial Life	315.6	1,744.5	18.1%
Core Operating Segments	1,514.5	7,154.5	21.2%
Closed Block	120.8	5,295.1
Corporate	(121.7)	(573.7)
Total	$1,513.6	$11,875.9	12.7%

Year Ended December 31, 2022
Unum US	$768.6	$4,675.8	16.4%
Unum International	161.8	781.6	20.7%
Colonial Life	325.9	1,642.5	19.9%
Core Operating Segments	1,256.3	7,099.9	17.7%
Closed Block	194.1	4,873.7
Corporate	(156.2)	(979.8)
Total	$1,294.2	$10,993.8	11.8%

1 Excludes unrealized gain (loss) on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net gain (loss) on derivatives and is calculated using the stockholders' equity balances presented on page 15.7.

15.6

Reconciliation of Non-GAAP Financial Measures - Continued

Average allocated equity is computed as follows:

	9/30/2024	6/30/2024	12/31/2023	9/30/2023	6/30/2023	12/31/2022	12/31/2021
Total Stockholders' Equity	$10,951.4	$10,464.6	$9,651.4	$9,618.1	$9,245.9	$8,735.0	$6,033.9
Excluding:
Net Unrealized Gain (Loss) on Securities	(1,491.2)	(2,723.8)	(1,919.1)	(3,948.4)	(2,762.6)	(3,028.4)	4,014.4
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	(527.0)	712.3	(648.4)	1,688.5	0.1	313.9	(8,570.7)
Net Gain (Loss) on Derivatives	(108.9)	(164.6)	(73.7)	(177.7)	(33.3)	(9.6)	61.8
Total Adjusted Stockholders' Equity	$13,078.5	$12,640.7	$12,292.6	$12,055.7	$12,041.7	$11,459.1	$10,528.4

	Three Months Ended	Nine Months Ended	Twelve Months Ended	Three Months Ended	Nine Months Ended	Twelve Months Ended
	9/30/2024		12/31/2023	9/30/2023		12/31/2022
Average Adjusted Stockholders' Equity	$12,859.6	$12,685.6	$11,875.9	$12,048.7	$11,757.4	$10,993.8

15.7

Reconciliation of Non-GAAP Financial Measures - Continued

	Three Months Ended September 30				Nine Months Ended September 30
	2024		2023		2024		2023
	(in millions)	per share*	(in millions)	per share*	(in millions)	per share*	(in millions)	per share*
Net Income	$645.7	$3.46	$202.0	$1.02	$1,430.4	$7.52	$953.2	$4.81
Excluding:
Net Investment Loss (net of tax benefit of $3.1; $6.6; $5.7; $6.4)	(9.8)	(0.05)	(24.4)	(0.13)	(18.8)	(0.10)	(23.6)	(0.12)
Amortization of the Cost of Reinsurance (net of tax benefit of $2.2; $2.4; $6.5; $7.0)	(8.2)	(0.04)	(8.7)	(0.04)	(24.6)	(0.13)	(26.1)	(0.13)
Non-Contemporaneous Reinsurance (net of tax benefit of $1.2; $1.9; $4.2; $5.5)	(4.8)	(0.03)	(7.3)	(0.04)	(16.0)	(0.08)	(20.9)	(0.11)
Reserve Assumption Updates (net of tax expense (benefit) of $74.8; $(37.9); $74.8; $(37.9))	282.6	1.51	(139.3)	(0.71)	282.6	1.48	(139.3)	(0.70)
Loss on Legal Settlement (net of tax benefit $3.2; $—; $3.2; $—)	(12.1)	(0.06)	—	—	(12.1)	(0.06)	—	—
After-tax Adjusted Operating Income	$398.0	$2.13	$381.7	$1.94	$1,219.3	$6.41	$1,163.1	$5.87

*Assuming Dilution.
15.8

Reconciliation of Non-GAAP Financial Measures - Continued

	Year Ended December 31
	2023		2022
	(in millions)	per share *	(in millions)	per share *
Net Income	$1,283.8	$6.50	$1,407.2	$6.96
Excluding:
Net Investment Loss (net of tax benefit of $7.8; $3.5)	(28.2)	(0.14)	(12.2)	(0.07)
Amortization of the Cost of Reinsurance (net of tax benefit of $9.3; $10.6)	(34.8)	(0.18)	(39.7)	(0.20)
Non-Contemporaneous Reinsurance (net of tax benefit of $7.3; $7.2)	(27.5)	(0.14)	(27.2)	(0.13)
Reserve Assumption Updates (net of tax expense (benefit) of $(37.9); $51.2)	(139.3)	(0.70)	192.1	0.96
After-tax Adjusted Operating Income	$1,513.6	$7.66	$1,294.2	$6.40

*Assuming Dilution.
15.9

Reconciliation of Non-GAAP Financial Measures - Continued

	September 30		December 31
	2024	2023	2023	2022
Debt	$3,470.4	$3,431.8	$3,430.4	$3,429.8
Including:
Lease Liability	73.1	61.6	62.6	67.9
Adjusted Debt and Lease Liability	$3,543.5	$3,493.4	$3,493.0	$3,497.7

Total Stockholders' Equity	$10,951.4	$9,618.1	$9,651.4	$8,735.0
Excluding:
Net Unrealized Loss on Securities	(1,491.2)	(3,948.4)	(1,919.1)	(3,028.4)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	(527.0)	1,688.5	(648.4)	313.9
Net Loss on Derivatives	(108.9)	(177.7)	(73.7)	(9.6)
Equity, As Adjusted	13,078.5	12,055.7	12,292.6	11,459.1
Debt, As Adjusted and Lease Liability	3,543.5	3,493.4	3,493.0	3,497.7
Total Adjusted Capital	$16,622.0	$15,549.1	$15,785.6	$14,956.8

Leverage Ratio	21.3%	22.5%	22.1%	23.4%
15.10

Reconciliation of Non-GAAP Financial Measures - Continued

	Three Months Ended
	September 30, 2024	September 30, 2023
	Premium Income	Premium Income, local currency[1]		Weighted Average Exchange Rate[2]	Premium Income in Constant Currency

Unum International
Unum UK	$206.8		£142.2	1.301	$185.0
Unum Poland	39.8	zł	126.9	0.257	32.6
Total	246.6				217.6
Unum US	1,723.5		$1,657.7		1,657.7
Colonial Life	441.9		$431.2		431.2
Core Operations	$2,412.0				$2,306.5

	Nine Months Ended
	September 30, 2024	September 30, 2023
	Premium Income	Premium Income, local currency[1]		Weighted Average Exchange Rate[2]	Premium Income in Constant Currency

Unum International
Unum UK	$593.8		£419.2	1.278	$535.7
Unum Poland	113.3	zł	359.8	0.253	91.0
Total	707.1				626.7
Unum US	5,161.8		$4,908.7		4,908.7
Colonial Life	1,335.0		$1,291.3		1,291.3
Core Operations	$7,203.9				$6,826.7
1Premium income shown in millions of pounds for Unum UK, millions of zlotys for Unum Poland, and millions of U.S. dollars for Unum US and Colonial Life.
2Exchange rate is calculated using the average foreign currency exchange rates for the most recent period, applied to the comparable prior period.

15.11